                                      MAST044B  30 year  5.2's        Date:03/25/2004   11:38:47

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 UBS Investment Bank               |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I:   0-   0  II:   0-   0  III:   0-   0

 Closing Date: 3/30/2004           |WHOLE  30 year  Pricing Speed: 300 PSA               |PacI %: 0.00   Indices:  1ML  1.120

 First Pay: 4/25/2004              |WAC:6.08   WAM:357.00                                |

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 Tranche                            Coupon    Payment      Aver.  Dur   Tx   Spread Yield     Price   Description                       Day Deal%

  Name      Bal(MM)                         Window       Life              Yr      bp                    %                                                 Del

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  2A2          10,671,166      1.57000  4/04-11/11    3.39            -2                          " 1ML + 0.450000 cap: 8.000000       0      6.28

  2A3          10,671,166      6.43000  4/04-11/11    3.39            -2                          "   7.550 +  -1.000 * 1ML cap:  7.5500      6.28

  2A1        117,382,834      5.00000  4/04-11/11    3.39            -2                                                                                      24  69.08

  2A4            7,694,000      5.25000  4/04- 4/12     5.46            -2                                                                                      24    4.53

  2A5            6,677,000      5.25000  4/12- 7/13     8.65            -2                                                                                      24    3.93

  2A7          10,000,000      5.25000  7/13-12/33  13.49            30                                                                                     24    5.88

  2A6          16,500,000      5.25000  4/09-12/33  10.88            10                                                                                     24    9.71

  2A8            1,000,000      5.25000  4/09-12/33  10.88            10                                                                                     24    0.59

 !2SB            5,075,000      5.25000  4/04-12/33  10.31            10                                                                                     24    2.99

PX speed 30 PSA

2A5: 1000 min, $1 increment, blue sky in all states

2A7: super senior

2A6: super senior

2A8: senior support to 2A7 and 2A6;

balance(2A3) = balance(2A2)

Paydown Rules:

Allocate accrual amount of 2A7 to 2A4 and 2A5, in that order, and then to 2A7;

1. Pay 2A6 and 2A8, pro-rata, the NAS principal distribution amount;

2. Pay 2A3 and 2A1, pro-rata, until retired;

3. Pay 2A4, 2A5 and 2A7, in that order, until retired;

4. Pay 2A6 and 2A8, pro-rata, until retired;

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the non PO scheduled principal amount and

The NAS percent times the NAS prepay shift of the non PO unscheduled principal amount.

The NAS percent will be zero for the first five years and thereafter will be equal to the (NAS) divided by the balance of the Non PO Certificates.

The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

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 Tot:  9     169,925,000      5.40680               5.58   4.57           10.1102   104.58

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                                      Collateral

 Type  Balance                 Coupon   Prepay                  WAM       Age    WAC

 WHOLE      175,000,000   5.250    PSA         300       357             3      6.075

 # 1               175,000,000   5.250                                 357.0           3.0

  The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.